EXHIBIT 99.1

BOSTON SCIENTIFIC ANNOUNCES ELECTION OF
RAY ELLIOTT TO ITS BOARD OF DIRECTORS

Natick, MA (September 6, 2007) -- Boston Scientific Corporation (NYSE: BSX) today announced that the Company’s Board of Directors has elected Ray Elliott as a Director.

Mr. Elliott, 58, is Chairman of the Board of Zimmer Holdings, Inc.  Previously, he served as Chairman, President and Chief Executive Officer of Zimmer from 2001 to 2007 and President of Zimmer since 1997.  Mr. Elliott has extensive operating and director experience in medical devices, orthopaedics and other industries.  In 2005, Mr. Elliott was selected by Institutional Investor Magazine as the “Best CEO in America” for Healthcare (Medical Supplies and Devices).

Prior to his roles at Zimmer, Mr. Elliott was President and Chief Executive Officer of Cybex International, Inc.  Before assuming his role at Cybex, he was a President and Chief Operating Officer of Southam, Inc., and Group President of John Labatt, Ltd.  Previously, he served for 15 years in a number of executive capacities with American Hospital Supply Corporation, a predecessor to Baxter International, including President of their Far East divisions in Tokyo.  He holds a B.A. from the University of Western Ontario.

“Ray is a highly regarded health care industry executive who has successfully led complex global businesses for more than 20 years,” said Pete Nicholas, Chairman of the Board of Boston Scientific.  “He has a keen understanding of the role of technology in improving health outcomes, and he will bring a wealth of valuable experience to our board.  We are pleased to welcome Ray to Boston Scientific.”

With the election of Mr. Elliott, the Boston Scientific Board increases to 15 members.

Boston Scientific is a worldwide developer, manufacturer and marketer of medical devices whose products are used in a broad range of interventional medical specialties.  For more information, please visit: www.bostonscientific.com.

Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend” and similar words.  These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance.  These forward-looking statements include, among other things, statements regarding our leadership, organizational structure, business strategy, financial performance, growth strategy, expense reduction initiatives and market position.  If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements.  These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this press release.  As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: future economic, competitive, reimbursement and regulatory conditions; new product introductions; demographic trends; intellectual property; litigation; financial market conditions; and, future business decisions made by us and our competitors.  All of these factors are difficult or impossible to predict accurately and many of them are beyond our control.  For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item IA- Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A – Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file thereafter.  We disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements.  This cautionary statement is applicable to all forward-looking statements contained in this document.

CONTACT:          Paul Donovan
508-650-8541 (office)
508-667-5165 (mobile)
Media Relations

Dan Brennan
508-650-8538 (office)
617-459-2703 (mobile)
Investor Relations